UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2006 (June 12, 2006)
Retail Ventures, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction	(Commission	(IRS Employer of
incorporation)	File Number)	Identification No.)

3241 Westerville Road, Columbus, Ohio	43224

(Address of principal executive offices)	(Zip Code)
(614) 471-4722

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2

ITEM 7.01 REGULATION FD DISCLOSURE.
     Retail Ventures, Inc. (the “Company”) participated in a series of meetings with analysts on June 12, 2006 and June 14, 2006 to discuss the Company’s business operations. Substantially identical information was presented by the Company at each of these meetings. A transcript of one of these meetings — a conference call hosted by Buckingham Research Group on June 14, 2006 at 8:00 a.m. Eastern Time — is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the handout distributed to participants in such meeting and conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the transcript attached hereto as Exhibit 99.1 and handout attached hereto as Exhibit 99.2, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
     Any statements included in this Item 7.01 or the transcript attached hereto as Exhibit 99.1 or handout attached hereto as Exhibit 99.2 that are not historical or current facts are forward-looking statements. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of the Company’s latest quarterly or annual report, as filed with the Securities and Exchange Commission. These risk factors include, but are not limited to: decline in demand for our merchandise, our ability to achieve our business plans, expected cash flow from operations, vendors and their factor relations, flow of merchandise, compliance with our credit agreements, our ability to strengthen our liquidity and increase our credit availability, the availability of desirable store locations on suitable terms, changes in consumer spending patterns, marketing strategies, consumer preferences and overall economic conditions, the impact of competition and pricing, changes in weather patterns, seasonality of operations, changes in fuel and energy costs, changes in existing or potential duties, tariffs or quotas, paper and printing costs, the ability to hire and train associates and development of management information systems. The Company’s management undertakes no obligation to revise these forward-looking statements included in this Item 7.01 or the transcript attached hereto as Exhibit 99.1 or handout attached hereto as Exhibit 99.2 to reflect any future events or circumstances.
     Portions of the transcript attached hereto as Exhibit 99.1 and handout attached hereto as Exhibit 99.2 include the Company’s disclosure and discussion of certain non-GAAP financial measures. The Company’s management believes that the disclosure of such non-GAAP financial measures provides useful information to investors or other users of the Company’s financial statements since it more accurately reflects the Company’s results from operations without the impact of the non-cash accounting charge incurred relating to the initial recording and subsequent change in the fair value of warrants recorded during fiscal 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of a meeting and conference call hosted by Buckingham Research Group on June 14, 2006

99.2	Handout to participants at a meeting and conference call hosted by Buckingham Research Group on June 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL VENTURES, INC.

Date: June 20, 2006	By:	/s/ James A. McGrady

James A. McGrady
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of a meeting and conference call hosted by Buckingham Research Group on June 14, 2006

99.2	Handout to participants at a meeting and conference call hosted by Buckingham Research Group on June 14, 2006